EXHIBIT 23.2
                                                                    ------------






                          INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in this Registration Statement of Datawatch Corporation on Form S-8 of our report dated November 15, 2002 appearing in the Annual Report on Form 10-K of Datawatch Corporation for the year ended September 30, 2002.




/s/ Deloitte & Touche LLP
--------------------------
Boston, Massachusetts
March 25, 2003